Exhibit 10.9

Execution Version

AMENDMENT NO. 1

This AMENDMENT NO. 1, dated as of August 8, 2014 (this “Amendment”), among General Electric Capital Corporation (“GECC”), as First Lien Administrative Agent and Applicable First Lien Agent, GECC, as Second Lien Administrative Agent and Applicable Second Lien Agent, TransFirst Holdings Inc., as Borrower and each other Obligor party hereto, amends that certain First/Second Lien Intercreditor Agreement dated as of December 27, 2012 (as amended, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), entered into among the First Lien Agent, the Second Lien Agent, the Borrower and each other Obligor party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Intercreditor Agreement and, to the extent not defined therein, shall have the meanings ascribed to them in the applicable Credit Agreement (as defined below).

W  I  T  N  E  S  S  E  T  H:

WHEREAS, Section 6.7 of the Intercreditor Agreement provides that the First Lien Agents, the Second Lien Agents and each Obligor party thereto may amend the Intercreditor Agreement, in each case in accordance with the applicable Documents;

WHEREAS, (x) Section 10.01 of the First Lien Credit Agreement provides that the Loan Documents (including the Intercreditor Agreement) may be amended with the consent of the Required Lenders (as defined in the First Lien Credit Agreement) (the “Required Lenders”), subject to clause (ii) of the last paragraph of Section 10.01 of the First Lien Credit Agreement, which in certain circumstances requires the consent of the Required Lenders excluding for purposes thereof Second Lien Interested Lenders (as defined in the First Lien Credit Agreement) (the “First Lien Required Lenders”) and (y) the consent of the First Lien Required Lenders and the Required Lenders to this Amendment has been obtained pursuant to that certain Amendment No. 3 to the First Lien Credit Agreement, dated as of the date hereof (the “First Lien Amendment”);

WHEREAS, (x) Section 10.01 of the Second Lien Credit Agreement (together with the First Lien Credit Agreement, the “Credit Agreements” and, individually, as the context may require, a “Credit Agreement”) provides that the Loan Documents (including the Intercreditor Agreement) may be amended with the consent of Required Lenders (as defined in the Second Lien Credit Agreement) (the “Second Lien Required Lenders”) and (y) the consent of the Second Lien Required Lenders to this Amendment has been obtained pursuant to that certain Amendment No. 2 to the Second Lien Credit Agreement, dated as of the date hereof (the “Second Lien Amendment”);

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment. Effective as of the Amendment Effective Date (as defined below), the Intercreditor Agreement is hereby amended as follows:

Clause (i)(a) of the definition of “Maximum First Lien Principal Amount” in Section 1 of the Intercreditor Agreement is hereby deleted and replaced with: “(a) $536,295,498, plus”

SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the first date (such date being referred to as the “Amendment Effective Date”, which date is August 8, 2014) when each of the following conditions shall have been satisfied:

(a) This Amendment shall have been duly executed and delivered by (A) the First Lien Agent, (B) the Second Lien Agent and (C) the Obligors party to the Intercreditor Agreement.

(b) The First Lien Amendment shall become effective on, or substantially concurrently with, the Amendment Effective Date.

(c) The Second Lien Amendment shall become effective on, or substantially concurrently with, the Amendment Effective Date.

SECTION 3. Representations and Warranties. On and as of the Amendment Effective Date, after giving effect to this Amendment, each Obligor represents and warrants as to itself as follows:

(a) Neither the execution, delivery or performance of this Amendment nor compliance with the terms and provisions hereof and the other transactions contemplated hereby will (i) contravene the terms of any of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Credit Agreements), or require any payment to be made under (x) any other Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Restricted Subsidiaries or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; (iii) violate any Law in any material respect; except with respect to any violation, conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (ii) and clause (iii), to the extent that such violation, conflict, breach, contravention or payment could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or (iv) require any approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person except for (A) filings necessary to perfect the Liens on the Collateral granted by the Obligors in favor of the First Lien Secured Parties or the Second Lien Secured Parties (as applicable), (B) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect and (C) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) Such Obligor has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment. Such Obligor has duly executed and delivered this Amendment and this Amendment constitutes the legal, valid and binding obligation of such Obligor, enforceable against each Obligor in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

SECTION 4. Reference to and Effect on the Intercreditor Agreement and the Documents.

(a) On and after the Amendment Effective Date, each reference in the Intercreditor Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Intercreditor Agreement shall mean and be a reference to the Intercreditor Agreement, as amended by this Amendment .

(b) The Intercreditor Agreement as specifically amended by this Amendment is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the First Lien Agent or the Second Lien Agent under any of the Documents, nor constitute a waiver of any provision of any of the Documents. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Document.

SECTION 5. Execution in Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 6. Acknowledgement and Reaffirmation of Borrower, Holdings and Guarantors. The Borrower and each other Obligor acknowledge and consent to all terms and conditions of this Amendment and agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Borrower’s or any other Obligors’ obligations under the Intercreditor Agreement, except as explicitly provided for herein. Each of the Borrower and each other Obligor hereby ratifies and confirms its obligations under the Intercreditor Agreement, including after giving effect to the amendments and transactions contemplated by this Amendment

SECTION 7. Governing Law; Waivers.

THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES AMONG THE PARTIES HERETO PERTAINING TO THIS AMENDMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AMENDMENT, PROVIDED, THAT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK, NEW YORK. EACH OF THE PARTIES HERETO EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS.

THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE PARTIES ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AMENDMENT OR THE TRANSACTIONS RELATED THERETO.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

First Lien Agent

GENERAL ELECTRIC CAPITAL CORPORATION, as First Lien Administrative Agent and Applicable First Lien Agent

By:	/s/ Salman Mukhtar
Name: Salman Mukhtar
Title: Duly Authorized Signatory

Second Lien Agent

GENERAL ELECTRIC CAPITAL CORPORATION, as Second Lien Administrative Agent and Applicable Second Lien Agent

By:	/s/ Salman Mukhtar
Name: Salman Mukhtar
Title: Duly Authorized Signatory

[Intercreditor Amendment]

Obligors:

TRANSFIRST HOLDINGS, INC.
TRANSFIRST PARENT CORP.
TRANSFIRST, LLC,
TRANSFIRST THIRD PARTY SALES, LLC,
TRANSFIRST ASSOCIATION SALES, LLC,
TRANSFIRST CORPORATE SALES, LLC,
TRANSFIRST HEALTH AND GOVERNMENT SERVICES, LLC,
ME ACQUISITION, LLC,
CN ACQUISITION, LLC,
TRANSFIRST EPAYMENT, LLC,
TRANSFIRST EPAYMENT SERVICES, LLC,
PAYMENT RESOURCES INTERNATIONAL, LLC, each as an Obligor

By:	/s/ Mark Travis
	Name:	Mark Travis
	Title:	Senior VP & Chief Financial Officer

[Amendment No. 1]